Exhibit 10.1
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
UNSECURED CREDIT AGREEMENT
This Second Amendment to Second Amended and Restated Unsecured Credit Agreement (the “Amendment”) is made as of December 4, 2009, by and among BIOMED REALTY, L.P. (“Borrower”), KEYBANK NATIONAL ASSOCIATION, as “Administrative Agent,” and those new “Lenders” shown on the signature pages hereof.
R E C I T A L S
A. Borrower, Administrative Agent, the Lenders executing this Amendment and certain other Lenders have entered into a Second Amended and Restated Unsecured Credit Agreement dated as of August 1, 2007 as amended by that certain First Amendment to Second Amended and Restated Unsecured Credit Agreement dated as of November 23, 2009 (as it may be further amended, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.
B. Pursuant to the terms of the Credit Agreement, the Lenders have agreed to provide Borrower with a revolving credit facility with an initial Aggregate Commitment of $665,000,000. The Borrower and the Administrative Agent on behalf of the Lenders now desire to amend the Credit Agreement in order to, among other things (i) pursuant to Section 2.8 of the Credit Agreement increase the Aggregate Commitment to $720,000,000; and (ii) admit certain additional Lenders under the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
1. The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.
2. From and after December 4, 2009 (the “Effective Date”), each of Morgan Stanley Bank, N.A. and Deutsche Bank Trust Company Americas shall be considered as a “Subsequent Lender” and a “Lender” under the Credit Agreement and hereby agrees to all terms and conditions set forth in the Credit Agreement and the Loan Documents and agrees that by executing this Amendment, it shall be considered a party to the Credit Agreement and the Loan Documents having a Commitment in the amount shown next to its signature on the signature page of this Amendment. The Borrower shall, on or before the Effective Date, execute and deliver to the Subsequent Lender a Line Note to evidence the Advances to be made by such Lender.
3. From and after the Effective Date, the term “Aggregate Commitment” shall mean, subject to Section 2.7 and Section 2.8 of the Credit Agreement, Seven Hundred Twenty Million Dollars ($720,000,000). The respective Commitments and Percentages of the Lenders with respect to the Aggregate Commitment are set forth on Schedule 1.1 attached hereto and made a part hereof.

4. From and after the Effective Date, the term “Aggregate Line Commitment” shall mean an Aggregate Commitment of $720,000,000 plus any increase in the Aggregate Commitment under Section 2.8 of the Credit Agreement, which is not a Term Commitment.
5. For purposes of Section 11.6 of the Credit Agreement (Notices), the address(es) and facsimile number(s) for such new Lenders shall be as specified below their respective signature(s) on the signature pages of this Amendment.
6. The Borrower hereby represents and warrants to Lenders that, as of the Effective Date:
(a) no Default or Event of Default under the Credit Agreement or any of the Loan Documents has occurred and is continuing;
(b) except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by this Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, the representations and warranties contained in Article 4 of the Credit Agreement are true and correct in all material respects as of the Effective Date as though made on the Effective Date; and
(c) the Borrower has no offsets or claims against any of the Lenders.
7. As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.
8. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
9. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
[Remainder of Page left Intentionally Blank.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

BIOMED REALTY, L.P., a Maryland limited partnership

By:	BioMed Realty Trust, Inc., its sole general partner

	By:	/S/ KAREN SZTRAICHER Name: Karen Sztraicher
Title: VP, Finance

Address:

BioMed Realty, L.P.
17190 Bernardo Center Drive
San Diego, California 92128

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:	/S/ MICHAEL P. SZUBA Print Name: Michael P. Szuba
Title: Vice President

Address:

KeyBank — Real Estate Capital
127 Public Square — 8th Floor
Mail Code: OH-01-27-0839
Cleveland, Ohio 44114
Phone: 216-689-5984
Facsimile: 216-689-4997
Attn: Michael P. Szuba

Commitment: $25,000,000		MORGAN STANLEY BANK, N.A.

	By:	/S/ RYAN VETSCH Print Name: Ryan Vetsch
Title: Authorized Signatory

Address:

Morgan Stanley Bank, N.A.
One Utah Center
201 South Main Street, 5th Floor
Salt Lake City, Utah 84111
Facsimile: 718-233-0967
Attention: Carrie D. Johnson

Commitment: $30,000,000	DEUTSCHE BANK TRUST COMPANY AMERICAS

	By:	/S/ MICHAEL R. SUCHY Print Name: Michael R. Suchy
Title: Vice President

	By:	/S/ JAMES ROLISON

Print Name: James Rolison
Title: Managing Director

Address:

Deutsche Bank Trust Company Americas
c/o DB Services New Jersey, Inc.
100 Plaza One, JCY03-0250
Jersey City, NJ 07311
Phone: 201-593-2168
Facsimile: 201-593-3073
Attn: Robert Karlovits